UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2005

                   Brooklyn Cheesecake & Desert Company, Inc.
               (Exact name of Company as specified in its charter)

       New York                                    1-13984                               13-382215
(State or Other Jurisdiction)               (Commission File Number)            (I.R.S. Employer Identification)
of Incorporation)


                     20 Passaic Avenue, Fairfield, NJ 07004

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 808-9292
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01       Other Events.

On February 18, 2005, the Company filed a certificate of amendment to its certificate of incorporation changing its name to Brooklyn Cheesecake & Desert Company, Inc. from its former name Creative Bakeries, Inc. The Company had previously obtained shareholder approval at its annual meeting of shareholders August 4, 2004 to amend its certificate of incorporation to effectuate a change in name.

With the amendment to the Company's certificate of incorporation, effective February 23, 2005, the trading symbol for the Company's common stock on the Over the Counter Bulletin Board has changed to BCAK.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.01 Amendment to Certificate of Incorporation changing company name to Brooklyn Cheesecake & Desert Company, Inc. filed with the New York Secretary of State February 18, 2005..



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 23, 2005
                                  Brooklyn Cheesecake & Deserts Company, Inc.
                                  ------------------------------------------
                                  (Registrant)

                                  /s/ Ronald Schutte
                                  ------------------------------------------
                                  Ronald Schutte
                                  Chief Executive Officer and President